[The American Funds Group(r)]
ANNUAL REPORT
FOR THE YEAR ENDED AUGUST 31

U.S. GOVERNMENT SECURITIES FUND

1999

[cover: illustration of people working]

U.S. GOVERNMENT SECURITIES FUND(SM) seeks high current income, consistent with prudent investment risk and preservation of capital, by investing primarily in obligations backed by the full faith and credit of the United States government.

U.S. Government Securities Fund is one of the 29 mutual funds in The American Funds Group,(r) the nation's third-largest mutual fund family. For more than six decades, Capital Research and Management Company, the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

RESULTS AT A GLANCE (as of August 31, 1999, at net asset value)
Annualized total returns (with all distributions reinvested)

One year                                    -0.01%

Five years                                  +6.08%

Ten years                                   +7.16%

Lifetime (since October 17, 1985)           +7.52%

30-day distribution rate                    5.69%


Fund results in this report were computed without a sales charge unless otherwise indicated. The fund's 30-day yield as of September 30, 1999, calculated in accordance with the Securities and Exchange Commission formula, was 5.52%. The fund's distribution rate as of that date was 5.41%. The SEC yield reflects income the fund expects to earn based on its current portfolio of securities, while the distribution rate is based solely on the fund's past dividends. Accordingly, the fund's SEC yield and distribution rate may differ.

FIGURES SHOWN ARE PAST RESULTS. SHARE PRICE AND RETURN WILL VARY, SO YOU MAY LOSE MONEY. INVESTING FOR SHORT PERIODS MAKES LOSSES MORE LIKELY. INVESTMENTS ARE NOT FDIC-INSURED, NOR ARE THEY DEPOSITS OF, OR GUARANTEED BY, A BANK OR ANY OTHER ENTITY.

PREPARING FOR THE YEAR 2000

The fund's key service providers - Capital Research and Management Company, the investment adviser, and American Funds Service Company, the transfer agent - have updated all computer systems to process date-related information properly following the turn of the century. Other preparations continue, including external monitoring and contingency planning. If you'd like more detailed information, call Shareholder Services at 800/421-0180, ext. 21, or visit our Web site at www.americanfunds.com.

[illustrations: Person in front of building.  Tree branch.]

FELLOW SHAREHOLDERS:

In our report to you 12 months ago, we noted that turbulence in global markets had generated unusually strong demand for government bonds. Since then, the scenario has changed considerably: Many investors have returned to other assets, and interest rates have risen somewhat. As a result, U.S. Treasury securities have retreated sharply, washing away most of last year's exceptional gains. Other sectors of the bond market also declined, but to a lesser degree. Indeed, 1999 is shaping up to be one of the most difficult years for government bonds in the recent past.

In this environment, the market price of many of the bonds held in U.S. Government Securities Fund declined, pushing down the net asset value from $13.39 per share last year to $12.63 at August 31, the 1999 fiscal close. For shareholders who reinvested their monthly dividends, the fund's 5.9% income return almost exactly offset the drop in share price, leaving the total return at the end of the year essentially flat - down 0.01%.

U.S. Government Securities Fund held up better than most of its peers. The 180 U.S. government bond funds tracked by Lipper, Inc. posted an average 12-month return of -1.5% with dividends reinvested. Meanwhile, nearly every such fund lagged behind the unmanaged Lehman Brothers Government/Mortgage-Backed Securities Index, which rose 0.8% for the year.

Despite the fund's modest 12-month return, we would emphasize that over longer, more meaningful periods, U.S. Government Securities Fund has provided shareholders with consistently attractive total returns. As the table on the opposite page shows, since beginning operations on October 17, 1985, the fund has gained an average of 7.5% a year, for a total return of 173.3%.

REVERSAL OF FORTUNE

The fund's fiscal year began in September 1998 in the midst of a global financial crisis that buffeted stocks and most sectors of the bond market. At the time, U.S. Treasury securities provided a harbor in these stormy seas, as investors clamored for the relative safety of dollar-denominated government bonds. By October, yields on 10-year Treasury bonds had fallen to 4.2% - their lowest level in nearly 30 years. (Bond prices move in the opposite direction of their yields.)

That trend began reversing itself in late autumn, when investors tiptoed back into stocks and lower rated bonds. Matters worsened for all bonds in the new year, when a string of strong economic data rekindled inflation fears. The anticipation of preemptive measures by the Federal Reserve Board, confirmed by quarter-point increases in short-term interest rates in June and August, dampened bond prices considerably. Yields on 10-year Treasury bonds touched 6.2% in August - dragging bond prices down nearly 5% for the fund's fiscal year.

A DIVERSIFIED PORTFOLIO

Given the broad nature of the bond market rout, there were few places to hide during the fiscal year. Nonetheless, the investment professionals who manage U.S. Government Securities Fund keep the portfolio well-diversified in an effort to reduce the impact of declines on overall returns. Over the years, we believe this strategy has helped the fund meet its objectives of high current income and preservation of principal.

This strategy continued to hold shareholders in good stead in fiscal 1999: As U.S. Treasuries fell, declines in the portfolio were tempered by investments in mortgage-backed securities, which held up somewhat better. As of August 31, mortgage-backed holdings accounted for about 40% of net assets, roughly what it was 12 months ago. At the same time, we reduced our Treasury position slightly, having found better values among federal agency debentures.

During the year, we also shortened the average effective maturity of the fund's holdings to provide some cushion against an anticipated rise in interest rates. (The shorter a bond's maturity, the less its price tends to rise and fall in response to interest rate changes.) At the fiscal close, the portfolio's average effective maturity was 6.9 years, down from 7.1 years 12 months ago.

A LONG-TERM PERSPECTIVE

The U.S. economic expansion, now in its ninth year, continues to confound expectations. Consumer demand is soaring, fueled by rising employment and a robust stock market, yet inflation remains remarkably subdued. Still, there are signs of higher prices in the pipeline - wage pressures have begun to intensify, the cost of raw materials has risen and global economies are taking their first steps toward recovery. These factors have put pressure on interest rates, but it remains to be seen whether the worst is behind us.

The bonds held in U.S. Government Securities Fund carry virtually no risk of default, but they are vulnerable to forces such as interest rate changes and supply and demand - a fact that was amply demonstrated during the reporting period. One of the benefits of a long-term perspective, however, is that it allows us to take a measured view of events that may influence the underlying worth of your fund's holdings. Our challenge is to constantly evaluate those events and ultimately act on our convictions about what is most appropriate for shareholders.

On the following pages, we invite you to meet several of your fellow shareholders and learn how they make U.S. Government Securities Fund an integral part of their long-term financial goals.

We look forward to reporting to you again in six months.

Cordially,

/s/Paul G. Haaga, Jr.    /s/John H. Smet
Paul G. Haaga, Jr.       John H. Smet
Chairman of the Board    President

October 18, 1999

CHARTING A LONG-TERM INVESTMENT IN U.S. GOVERNMENT SECURITIES FUND HOW $10,000 GREW FROM OCTOBER 17, 1985 THROUGH AUGUST 31, 1999

$31,651 Lehman Brothers
Government/Mortgage-Backed
Securities Index/1/

$26,256 Lipper General
U.S. Government Funds
Average/1/

$26,037 U.S. Government
Securities Fund/1,2/

$15,373 Consumer Price
Index (inflation)/3/

$10,000 original investment
[begin mountain chart]

Year          Lehman Brothers   Lipper General          US Government           Consumer Price

Ended         Government/     U.S. Government         Securities              Index (inflation)

Aug. 31       Mortgage-Backed   Securities Fund         Fund /1,2/              /3/

              Securities Index/1/   /1,2/

10/17/85      $9,525          10,000                  10,000                  10,000

1986          10,779          11,526                  11,890                  10,092

1987          10,953          11,468                  12,028                  10,524

1988          11,873          12,262                  13,014                  10,948

1989          13,040          13,582                  14,714                  11,463

1990          14,097          14,360                  15,814                  12,107

1991          15,837          16,264                  18,109                  12,567

1992          17,904          18,286                  20,488                  12,962

1993          20,130          20,245                  22,634                  13,321

1994          19,380          19,554                  22,324                  13,707

1995          21,048          21,462                  24,760                  14,066

1996          21,763          22,015                  25,791                  14,471

1997          23,739          24,004                  28,307                  14,793

1998          31,390          26,577                  26,041                  15,032

1999          31,651          26,256                  26,037                  15,373


[end chart]
Year ended August 31

/1/ With dividends reinvested or interest compounded.

/2/ This figure, unlike those shown elsewhere in this report, reflects payment of the maximum sales charge of 4.75% on the initial $10,000 investment. Thus, the net amount invested was $9,525. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares. No adjustment has been made for income or capital gains taxes.

/3/ Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.

The indexes are unmanaged and have no expenses. Neither the indexes nor the Lipper average reflect sales charges or commissions. Calculated from 10/31/85.

Past results are not predictive of future results.

Here are the fund's average annual compound returns over various periods, with all distributions reinvested and assuming payment of the 4.75% maximum sales charge at the beginning of the stated periods. Sales charges are lower for accounts of $25,000 or more.

               Periods ended

               8/31/99                    9/30/99

               fiscal year-end            latest calendar quarter



10 years       +6.64%                     +6.70%

5 years        +5.05%                     +5.53%

1 year         -4.78%                     -5.83%




[illustration:  People gardening]

A STURDY BALLAST:

MAKING U.S. GOVERNMENT SECURITIES FUND A PART OF A LONG-TERM INVESTMENT PLAN

Safety-conscious investors turn to U.S. Government Securities Fund for the high quality of its holdings, but the fund fills a broad range of needs for its diverse family of shareholders.

As its name suggests, your fund invests primarily in bonds that are directly or indirectly backed by the "full faith and credit" of the U.S. government - among the world's safest investments in terms of credit risk. Although fund shares are not themselves guaranteed, the sterling pedigree of the issuer provides an important comfort level for many shareholders. Indeed, for new investors, government bonds are often a way to "dip their toes" into financial waters before plunging into a broader universe of investing.

But there's more to U.S. Government Securities Fund than its good name. In addition to credit quality, the fund has provided shareholders with a steady stream of income and added stability to an overall investment plan. On the following pages, we invite you to meet a few of your fellow shareholders and learn how the fund has been a sturdy foundation for their long-term financial goals.

[Begin Sidebar]

[illustration:  Doctor]

WHO OWNS YOUR FUND WITH YOU?  A RETIRED DOCTOR IN GEORGIA

Dr. Dorothy Lowery practiced anesthesiology in Texas for nearly 25 years. Like many Texans, she bought oil stocks when the industry was booming, only to see the value of her investment plummet when it went bust in the 1980s. That lesson in market volatility led her to a financial adviser, who helped her build a retirement portfolio using U.S. Government Securities Fund for its high quality holdings and focus on preservation of capital, as well as an American Funds stock fund for its growth potential. Now that Dorothy is retired - she has a home on St. Simon's Island, off the Georgia coast - she has increased her investment in the fund for added steadiness.
[End Sidebar]

RELATIVE STABILITY

Most investors look to stocks for their long-term growth potential, but their prices can be turbulent at times. Bonds, which have tended to fluctuate less dramatically than stocks, can help mitigate that volatility.

The majority of your fellow shareholders invest in stock funds as well, although the proportion of stocks to bonds varies, depending on an individual's risk tolerance and investment time horizon. For example, shareholders with ample time to ride out stock declines often choose to keep their bond holdings relatively small. That's the case with Kathy Resnik, a speech therapist in Maryland. Since she plans to continue working for some time - she's currently in her mid-40s - Kathy views her bond holdings as an anchor to a growth portfolio consisting primarily of stocks. As she nears retirement, however, she expects to reduce her stock exposure and increase her investment in the fund.

GENEROUS INCOME

Like most fixed-income investments, nearly all of the fund's return derives from interest earned by the bonds in the portfolio, paid out as dividends to shareholders. Over the years, those dividends have been more stable - and a good deal higher - than income from such short-term instruments as certificates of deposit. The fund has also provided better long-term protection against inflation. Of course, CDs guarantee a return of principal at maturity and pay a fixed rate of return, but that rate depends solely on prevailing short-term interest rates, which can fluctuate.

Your fund offers another advantage: In most states, income earned on U.S. Treasuries is exempt from state income taxes, which means you get to keep a greater portion of your dividends.

U.S. Government Securities Fund strives to provide generous, steady dividends through all interest-rate conditions. That steadiness attracted the attention of the Minnesota School Boards, which operate the Association Insurance Trust, a workers' compensation program. The trustees needed a quality investment that paid consistently high income to help them cover the cost of claims. They turned to U.S. Government Securities Fund about 10 years ago, as CD rates began to slide. Over the years, generous dividends from the fund have helped the trust meet expenses, and ultimately lowered premium costs for Minnesota's school districts.

Like the vast majority of shareholders, the trust reinvests its monthly dividends to purchase additional shares. Over time, the impact of compounding can be considerable.

PROTECTING PRINCIPAL

Government bonds carry virtually no credit risk, but their market value will be affected by factors such as changes in interest rates or supply and demand. Therefore, while monthly dividends paid out by the fund are always positive and relatively predictable, the fund's net asset value, which reflects the prices of the bonds in the portfolio, can fluctuate.

[Begin Sidebar]

[illustration:  Architect]

WHO OWNS YOUR FUND WITH YOU?  A DESIGN FIRM IN COLORADO

Denver-based Thomas Ricca & Associates designs award-winning kitchens and food service plans for large hotels, restaurants and universities. Among other things, the company helps develop sensible menus. Likewise, the firm's 401(k) offers its 40 employees a well-balanced "menu" of investment options. Their options include U.S. Government Securities Fund, which can be a good choice for rounding out a portfolio of stocks, or for safety-conscious investors looking for income from high-quality bonds.
[End Sidebar]

Hand in hand with providing generous income, your fund also strives to preserve the value of your investment. The emphasis on balancing the two components of total return, income and capital value, means that the fund's investment professionals won't take inappropriate risks simply to enhance current yield. That focus has helped the fund deliver consistent total returns over its 14-year lifetime.

For shareholders, protecting principal becomes increasingly important as they approach the time they'll need to make use of their investments - an imminent retirement, for example, or a child nearing college age. Nonetheless, it can be a consideration for investors at any stage. A financial adviser based in Texas, for example, recommends the fund to his so-called "belt-and-suspender" clients, investors who want the assurance of high-quality bonds and conservation of capital.

The fund also appeals to an array of foundations, schools, churches and other groups that need to maintain a fairly stable base of capital. One such organization, the San Pedro Peninsula Hospital Foundation in California, allots a minimum of 40% of its investments to bonds, largely to U.S. Government Securities Fund. The fund's consistent returns have helped keep the endowment intact.

THE RESEARCH ADVANTAGE

Regardless of their particular investment goals, the fund's shareholders have something in common: They benefit from the professional management and research expertise of Capital Research and Management Company, the investment adviser for all of the American Funds.

[Begin Sidebar]

[illustration: Person in front of a school]

WHO OWNS YOUR FUND WITH YOU?  A PRESCHOOL IN VIRGINIA

The Village Green Day School in Great Falls, Virginia, began life 20 years ago in a small building in the center of town. Today, more than 480 preschoolers prepare for elementary school on two campuses that feature computer-equipped classrooms and some of the most innovative educational programs in the country. The school's expansion was financed in part by an endowment that includes U.S. Government Securities Fund. Like many endowments, Village Green's maintains a fairly conservative investment approach, emphasizing high quality and preservation of principal.
[End Sidebar]

Even with its focus on government securities, the fund is well-diversified, with holdings across a broad spectrum of maturities and interest rates. The fund's investment professionals carefully monitor the balance of investments in their efforts to add value for shareholders through all interest-rate environments.

Managing a portfolio of "plain vanilla" bonds is a surprisingly complex enterprise. The fund's analysts and portfolio counselors bring to their task a broad base of expertise and a commitment to diligent research that goes beyond the basic information available to most investors. That effort encompasses not only quantitative analysis - the "number crunching" normally associated with bond investing - but also a more qualitative knowledge of how global events might influence different types of bonds and the value of your shares. That understanding ultimately helps us make better investment decisions on your behalf.

Research plays an important part in helping us deliver high current income and protecting the value of your investment. In meeting those objectives, U.S. Government Securities Fund, like a ship's ballast, has provided shareholders with a sturdy base from which to sail toward their financial goals.

[Begin Sidebar]
YOUR FELLOW SHAREHOLDERS ALSO INCLUDE:
* A blood bank in Ohio
* A hospital foundation in California
* A construction firm in Colorado
* Labor unions, churches, colleges and libraries across the country.
[End Sidebar]

[illustration:  Scientists doing research.]

WHAT MAKES THE AMERICAN FUNDS DIFFERENT?

[illustration:  American flag]

As a shareholder in U.S. Government Securities Fund, you are also a member of The American Funds Group, the nation's third-largest mutual fund family. You won't find us advertised, yet thousands of financial advisers recommend the American Funds for their clients' serious money - money set aside for education, a home, retirement and other important dreams.

What the 29 funds in our group have in common is a commitment to your best interests and the proven approach of our investment adviser, Capital Research and Management Company. In business since 1931, Capital's calling cards include:

A LONG-TERM, VALUE-ORIENTED APPROACH: Rather than follow short-term fads, we rely on our own intensive research to find well-managed companies with reasonably priced shares and solid, long-term potential. Despite our size, we offer relatively few funds compared with many large fund families, allowing us to maintain a careful focus on our objectives and enabling you to benefit from economies of scale.

A GLOBAL PERSPECTIVE: We opened our first overseas office in 1962, well before most mutual funds began investing internationally. Today, the American Funds draw on one of the industry's most globally integrated research networks. We spend substantial resources getting to know companies and industries around the world.

A MULTIPLE PORTFOLIO COUNSELOR SYSTEM: More than 40 years ago, we developed a unique strategy for managing investments that blends teamwork with individual accountability. Every American Fund is divided among a number of portfolio counselors, each of whom manages his or her portion independently, within each fund's objectives; in most cases, research analysts manage a portion as well. Over time, this method has contributed to consistency of results and continuity of management.

Experienced investment professionals: Nearly 90% of the portfolio counselors who serve the American Funds were in the investment business before the stock market decline in October 1987. Long tenure and experience through a variety of market conditions mean we aren't "practicing" with your money.

A COMMITMENT TO LOW OPERATING EXPENSES: You can't control market returns, but you can control what you invest in and how much you pay to own it. American Funds provide exceptional value for shareholders, with operating expenses that are among the lowest in the mutual fund industry. Our portfolio turnover rate is low as well, keeping transaction costs and tax consequences contained.

A PORTFOLIO FOR EVERY INVESTOR

[illustration:  woman carrying flower]

Most financial advisers suggest that investors balance their portfolios by investing across several types of investments. Which mix is right for you? That depends on a number of things - including your risk tolerance, investment time horizon and financial goals. The American Funds Group offers 29 funds with an array of investment objectives to help you and your financial adviser build a portfolio specifically tailored to your needs.

GROWTH FUNDS

Emphasis on long-term growth through stocks
AMCAP Fund(r)
EuroPacific Growth Fund(r)
The Growth Fund of America(r)
The New Economy Fund(r)
New Perspective Fund(r)
New World Fund(SM)
SMALLCAP World Fund(r)

GROWTH-AND-INCOME FUNDS

Emphasis on long-term growth and dividends through stocks
American Mutual Fund(r)
Capital World Growth and Income Fund(SM)
Fundamental Investors(SM)
The Investment Company of America(r)
Washington Mutual Investors Fund(SM)

EQUITY-INCOME FUNDS

Emphasis on above-average income and growth through stocks and/or bonds Capital Income Builder(r)
The Income Fund of America(r)

BALANCED FUND

Emphasis on long-term growth and current income through stocks and bonds American Balanced Fund(r)

INCOME FUNDS

Emphasis on current income through bonds
American High-Income Trust(SM)
The Bond Fund of America(SM)
Capital World Bond Fund(r)
Intermediate Bond Fund of America(r)
U.S. Government Securities Fund(SM)

TAX-EXEMPT INCOME FUNDS

Emphasis on tax-free current income through municipal bonds
American High-Income Municipal Bond Fund(r)
Limited Term Tax-Exempt Bond Fund of America(SM)
The Tax-Exempt Bond Fund of America(r)

State-specific tax-exempt funds
The Tax-Exempt Fund of California(r)
The Tax-Exempt Fund of Maryland(r)
The Tax-Exempt Fund of Virginia(r)

MONEY MARKET FUNDS

Seeks stable monthly income through money market instruments
The Cash Management Trust of America(r)
The Tax-Exempt Money Fund of America(SM)
The U.S. Treasury Money Fund of America(SM)

FOR MORE COMPLETE INFORMATION ABOUT ANY OF THE FUNDS, INCLUDING CHARGES AND EXPENSES, PLEASE OBTAIN A PROSPECTUS FROM YOUR INVESTMENT DEALER, DOWNLOAD ONE FROM OUR WEB SITE AT WWW.AMERICANFUNDS.COM, OR PHONE THE FUND'S TRANSFER AGENT, AMERICAN FUNDS SERVICE COMPANY, AT 800/421-0180. READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY. YOUR INVESTMENT DEALER CAN ALSO GIVE YOU A COPY OF A PORTFOLIO FOR EVERY INVESTOR.

[begin pie chart]

The American Funds Income Series
U.S. Government Securities Fund
August 31, 1999
[S]                           [C]
Portfolio Composition

U.S. Treasuries                    47%
Agency Mortgage-Backed Securit     40%
Agency Debentures                   9%
Cash & Equivalents                  4%

[end pie chart]

The American Funds Income Series
U.S. Government Securities Fund

Investment Portfolio
August 31, 1999

                                                          Principal    Market Percent
                                                             Amount     Value  of Net
                                                              (000)     (000)  Assets

Federal Agency Obligations -
Mortgage Pass-Throughs (1) - 33.67%
Fannie Mae:
 5.50% 2014                                                  $4,834    $4,502
 6.00% 2008-2013                                             12,304    11,657
 6.27% 2005                                                   6,922     6,742
 6.35% 2005                                                  16,402    16,026
 6.50% 2028                                                   5,889     5,574
 7.00% 2009-2028                                             20,174    19,938
 7.50% 2039                                                   9,384     9,363
 8.00% 2005-2023                                              2,225     2,261
 8.282% 2002 (2)                                              3,441     3,472
 8.50% 2007-2027                                              4,725     4,889
 9.00% 2009-2023                                              1,271     1,330
 9.50% 2011-2022                                              1,088     1,153
 10.00% 2017-2021                                               601       650
 11.00% 2010-2029                                             3,550     3,926
 11.50% 2015                                                    463       516
 12.00% 2000-2029                                             3,899     4,387    8.47%
 12.25% 2011-2013                                               365       408
 12.50% 2001-2029                                             6,749     7,693
 12.75% 2012                                                      1         2
 13.00% 2028                                                  3,070     3,506
 13.25% 2011-2014                                               508       583
 13.50% 2015                                                  1,434     1,651
 14.00% 2013-2014                                               503       588
 15.00% 2013                                                    924     1,120
 15.5% 2012                                                      12        14
 16.00% 2012                                                      9        11
Freddie Mac:
 6.00% 2014                                                   5,735     5,462
 6.50% 2014                                                   9,976     9,693
 7.00% 2008                                                     660       657
 8.00% 2012                                                   1,715     1,759
 8.25% 2007                                                     407       415
 8.50% 2009-2021                                              7,309     7,560
 8.75% 2008                                                     359       369
 9.00% 2010-2021                                              2,427     2,523
 10.50% 2006-2016                                               299       322
 10.75% 2010                                                    148       159
 11.00% 2015-2016                                               404       441
 11.50% 2015                                                    165       180
 11.75% 2014                                                    244       269
 12.00% 2000-2017                                             4,472     4,985
 12.25% 2015                                                    254       283
 12.50% 2015-2019                                             4,057     4,549
 13.00% 2014-2015                                             2,716     3,087
 13.50% 2018                                                    123       141    3.28
 13.75% 2014                                                     18        21
 14.00% 2011-2014                                               119       138
 14.5% 2010-2011                                                 80        92
 14.75% 2010                                                     62        72
 15.00% 2011                                                     28        33
 15.50% 2011                                                     25        29
 16.00% 2012                                                     19        22
 16.25% 2011                                                     72        84
Government National Mortgage Assn.:
 5.50% 2013                                                   2,510     2,345
 6.00% 2008-2030                                             96,805    90,642
 6.50% 2013-2029                                             63,245    60,038
 7.00% 2008-2029                                             58,907    57,251
 7.50% 2009-2028                                             23,487    23,496
 8.00% 2022-2027                                             15,182    15,389
 8.50% 2020-2023                                              2,888     2,992
 9.00% 2009-2022                                              9,601    10,117
 9.50% 2009-2021                                              4,150     4,432
 9.75% 2011-2012                                              1,132     1,216
 10.00% 2016-2019                                            13,424    14,665
 10.25% 2012                                                     69        74
 10.50% 2015-2019                                             1,158     1,277
 11.00% 2013                                                    144       159
 11.25% 2001-2016                                             1,619     1,743
 11.50% 2000-2014                                                61        67   21.92
 11.75% 2000-2015                                                69        73
 12.00% 2000-2016                                             1,140     1,264
 12.25% 2013-2015                                               169       188
 12.75% 2014-2015                                               195       220
 13.00% 2011-2015                                             1,112     1,276
 13.25% 2013-2015                                               181       205
 13.50% 2013                                                    172       200
 14.00% 2014                                                     96       111
 14.50% 2012-2014                                               247       292
 16.00% 2011-2012                                                21        25
                                                                    ----------------------
                                                                      445,064   33.67
                                                                    ----------------------

Federal Agency Obligations
Other - 9.01%
Federal Home Loan Bank Bonds:
 5.625% 2001                                                 10,000     9,927
 5.50% 2003                                                  10,000     9,691    3.43
 6.00% 2004                                                  10,000     9,648
 5.80% 2008                                                  17,325    16,042
Freddie Mac Notes:
 5.125% 2003                                                 17,000    16,190    1.22
 5.75% 2008                                                  11,000    10,201     .77
Tennessee Valley Authority:
 Series G, 5.375% 2008                                       42,670    38,276
 Series E, 6.25% 2017                                        10,000     9,108    3.59
                                                                    ----------------------
                                                                      119,083    9.01
                                                                    ----------------------

Collateralized Mortgage
Obligations (1) - 5.03%
Fannie Mae:
 Series 91-50, Class H, 7.75% 2006                            1,628     1,648
 Series 91-146, Class Z, 8.00% 2006                           3,597     3,683
 Series 1997-M5, Class C, ACES, 6.74% 2007                    5,000     4,862
 Series 1998-M6, Class A2, ACES, 6.32% 2008                  17,500    16,505
 Trust 35, Class 2, 12.00% 2018                                 254       279    3.90
 Series 90-93, Class G, 5.50% 2020                            1,505     1,430
 Series 1992-119, Class Z, 8.00% 2022                         4,134     4,168
 Series 1994-4, Class ZA, 6.50% 2024                          5,400     4,840
 Series 1997-M6, Class ZA, 6.85% 2026                        11,464    10,238
 Series 1997-28, Class C, 7.00% 2027                          4,000     3,846
Freddie Mac:
 Series 1716, Class A, 6.50% 2009                            10,586    10,259
 Series 83-A, Class 3, 11.875% 2013                             112       122
 Series 83-B, Class 3, 12.50% 2013                              892       978
 Series 178, Class Z, 9.25% 2021                              1,376     1,420    1.13
 Series 1567, Class A, 5.527% 2023 (2)                        1,133     1,104
 Series 2030, Class F, 5.769% 2028 (2)                        1,043     1,051
                                                                    ----------------------
                                                                       66,433    5.03
                                                                    ----------------------

Collateralized Mortgage Obligations
(Privately Originated)(1),(3) - .98%

Collateralized Mortgage Obligation Trust,
 Series 63, Class Z, 9.00% 2020                               2,893     2,975     .23
PaineWebber CMO Pac,
 Series O, Class 5, 9.50% 2019                                2,566     2,685     .20
Ryland Acceptance Corp. Four,
 Series 88, Class E, 7.95% 2019                               7,216     7,266     .55
                                                                    ----------------------
                                                                       12,926     .98
                                                                    ----------------------

Development Authorities - 0.21%

International Bank for Reconstruction and
 Development 12.25% December 2008                             2,000     2,735     .21
                                                                    ----------------------

U. S. Treasury Obligations - 46.91%


6.375% January 2000                                           8,000     8,026     .61
5.875% June 2000                                             13,200    13,237    1.00
13.125% May 2001                                             19,000    21,236    1.60
13.375% August 2001                                           8,000     9,099     .69
6.25% October 2001                                            1,000     1,009     .08
15.75% November 2001                                          5,500     6,613     .50
14.25% February 2002                                         15,000    17,850    1.35
5.875% September 2002                                        31,000    30,995    2.34
11.625% November 2002                                        48,000    55,748    4.22
5.75% April 2003                                             19,770    19,650    1.49
10.75% May 2003                                              10,250    11,847     .90
5.75% August 2003                                             3,170     3,148     .24
11.875% November 2003                                         6,000     7,260     .55
7.25% May 2004                                               39,750    41,750    3.16
7.875% November 2004                                          3,655     3,945     .30
11.625% November 2004                                         7,300     9,053     .68
7.50% February 2005                                           7,980     8,491     .64
0.00% May 2006                                               71,240    47,357    3.58
6.25% February 2007                                          31,000    31,102    2.35
6.625% May 2007                                              40,000    41,031    3.10
6.125 August 2007                                            16,530    16,476    1.25
10.375% November 2009                                        21,000    24,701    1.87
10.00% May 2010                                               4,000     4,691     .35
12.75% November 2010                                         10,000    13,236    1.00
13.875% May 2011                                              8,000    11,238     .85
10.375% November 2012                                        35,000    43,739    3.31
12.00% August 2013                                           11,000    15,139    1.14
9.875% November 2015                                          2,345     3,139     .24
8.875% August 2017                                           57,000    71,250    5.39
7.875% February 2021                                         16,250    18,847    1.43
7.125% February 2023                                          8,375     9,067     .69
                                                                    ----------------------
                                                                      619,970   46.90
                                                                    ----------------------
Total Bonds and Notes (cost: $1,307,054,000)                        1,266,211   95.80
                                                                    ----------------------


Short-Term Securities

Federal Agency Discount Notes - 3.15%

Federal Home Loan Bank due 9/1/99                            14,780    14,778    1.12
Federal Home Loan Bank due 10/13/99                          27,000    26,834    2.03
                                                                    ----------------------
Total Short-Term Securities (cost: $41,612,000)                        41,612    3.15
                                                                    ----------------------

Total Investment Securities (cost: $1,348,666,000)                  1,307,823   98.95

Excess of cash and receivables over payables                           13,896    1.05
                                                                    ----------------------
Net Assets                                                          $1,321,719 100.00
                                                                    ====================

(1)Pass-through securities backed by a pool of mortgages or other loans on which principal payments are periodically made. Therefore, the effective maturities are shorter than the stated maturities.
(2)Coupon rate may change periodically.
(3)Comprised of federal agency originated or guaranteed loans.


See Notes to Financial Statements


The American Funds Income Series
U.S. Government Securities Fund
Financial Statements (Unaudited)
----------------------------------------          -----------------------------
Statement of Assets and Liabilities
at August 31, 1999                                     (dollars in thousands)
----------------------------------------          -----------------------------
Assets:
Investment securities at market
 (cost: $1,348,666)                                                $1,307,823
Cash                                                                       66
Receivables for-
 Sales of investments                                        $ 312
 Sales of fund's shares                                      3,238
 Accrued interest                                           15,672
 Other                                                           4     19,226
                                                  -----------------------------
                                                                    1,327,115
Liabilities:
Payables for-
 Purchases of investments                                      370
 Repurchases of fund's shares                                1,789
 Dividends payable                                           2,083
 Management services                                           428
 Accrued expenses                                              726      5,396
                                                  -----------------------------
Net Assets at August 31, 1999-
 Equivalent to $12.63 per share on
 104,642,524 shares of beneficial
 interest issued and outstanding;
 unlimited shares authorized                                       $1,321,719
                                                                   ============

Statement of Operations
for the year ended August 31, 1999                     (dollars in thousands)
                                                  -----------------------------
Investment Income:
Income:
 Interest                                                            $ 87,717

Expenses:
 Management services fee                                    $5,028
 Distribution expenses                                       3,989
 Transfer agent fee                                          1,001
 Reports to shareholders                                        78
 Registration statement and prospectus                         152
 Postage, stationery and supplies                              199
 Trustees' fees                                                 25
 Auditing and legal fees                                        45
 Custodian fee                                                  26
 Taxes other than federal income tax                            13
 Other expenses                                                 36     10,592
                                                  -----------------------------
Net investment income                                                  77,125
                                                                   ------------
Realized Loss and Unrealized
 Depreciation on Investments:
Net realized loss                                                      (1,614)
Net on investments unrealized depreciation:
 Beginning of year                                          37,133
 End of year                                               (40,843)
                                                  --------------------
  Net unrealized depreciation on investments                          (77,976)
                                                                   ------------
 Net realized loss and unrealized
  depreciation on investments                                         (79,590)
                                                                   ------------
Net Decrease in Net Assets Resulting
 from Operations                                                    $    (2,465)
                                                                   ============
Statement of Changes in Net
 Assets                                                (dollars in thousands)
----------------------------------------          -----------------------------
                                                        Year ended Year ended
                                                        August 31,  August 31
                                                              1999       1998
Operations:                                       -----------------------------
Net investment income                                   $   77,125 $   70,243
Net realized loss on investments                            (1,614)      (187)
Net change in unrealized (depreciation)
 appreciation on investments                               (77,976)    34,508
                                                  -----------------------------
 Net (decrease) increase in net assets
  resulting from operations                                 (2,465)   104,564
                                                  -----------------------------
Dividends Paid to Shareholders                             (77,414)   (73,356)
                                                  -----------------------------
Capital Share Transactions:
Proceeds from shares sold:
 59,582,486 and 28,937,114
 shares, respectively                                      788,396    383,161
Proceeds from shares issued in
 reinvestment of net investment income
 dividends: 4,640,790 and 4,071,001
 shares, respectively                                       61,070     53,739
Cost of shares repurchased:
 49,917,467 and 27,545,162
 shares, respectively                                     (657,673)  (363,863)
                                                  -----------------------------
 Net increase in net assets resulting
  from capital share transactions                          191,793     73,037
                                                  -----------------------------
Total Increase in Net Assets                               111,914    104,245

Net Assets:
Beginning of year                                        1,209,805  1,105,560
                                                  -----------------------------
End of year (including undistributed
 net investment income of $1,176 and
 $1,465, respectively)                                  $1,321,719 $1,209,805
                                                  ================ =============


See Notes to Financial Statements


Notes to Financial Statements
1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     ORGANIZATION - The American Funds Income Series(the "trust") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company and has initially issued one series of shares, U.S. Government Securities Fund(the "fund"). The fund seeks high current income, consistent with prudent investment risk and preservation of capital, by investing primarily in obligations backed by the full faith and credit of the United States government.

     SIGNIFICANT ACCOUNTING POLICIES - The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

     SECURITY VALUATION - Fixed-income securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type. The ability of the issuers of the debt securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value.

     Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith by a committee appointed by the Board of Trustees.

     SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are accounted for as of the trade date. Realized gains and losses from securities transactions are determined based on specific identified cost. In the event securities are purchased on a delayed delivery or "when-issued" basis, the fund will instruct the custodian to segregate liquid assets sufficient to meet its payment obligations in these transactions. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on securities purchased are amortized daily over the expected life of the security.

     DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends to shareholders are declared daily after the determination of the fund's net investment income and are paid to shareholders monthly.

2.   FEDERAL INCOME TAXATION

     The fund complies with the requirements of the Internal Revenue Code applicable to regulated investment companies and intends to distribute all of its net taxable income and net capital gains for the fiscal year. As a regulated investment company, the fund is not subject to income taxes if such distributions are made. Required distributions are determined on a tax basis and may differ from net investment income and net realized gains for financial reporting purposes. In addition, the fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund.

  As of August 31, 1999, net unrealized depreciation on investments for book and federal income tax purposes aggregated $40,843,000, of which $9,169,000 related to appreciated securities and $50,012,000 related to depreciated securities. There was no difference between book and tax realized losses on securities transactions for the year ended August 31, 1999. During the year ended August 31, 1999, the fund realized, on a tax basis, a net capital loss of $1,614,000 on securities transactions. The fund had available at August 31, 1999 a net capital loss carryforward totaling $68,463,000 which may be used to offset capital gains realized during subsequent years through 2007 and thereby relieve the fund and its shareholders of any federal income tax liability with respect to the capital gains that are so offset. The fund will not make distributions from capital gains while a capital loss carryforward remains. In addition, the fund has deferred, for tax purposes, to fiscal year ending August 31, 2000, the recognition of capital losses totaling $4,005,000 which were realized during the period November 1, 1998 through August 31, 1999. The cost of portfolio securities for book and federal income tax purposes was $1,348,666,000 at August 31, 1999.

3.   FEES AND TRANSACTIONS WITH RELATED PARTIES

     INVESTMENT ADVISORY FEE - The fee of $5,028,000 for management services was incurred pursuant to an agreement with Capital Research and Management Company (CRMC), with which certain officers and Trustees of the trust are affiliated. The Investment Advisory and Service Agreement provides for monthly fees, accrued daily, based on an annual rate of 0.30% of the first $60 million of average net assets; 0.21% of such assets in excess of $60 million but not exceeding $1 billion; 0.18% of such assets in excess of $1 billion but not exceeding $3 billion; and 0.16% of such assets in excess of $3 billion (asset-based fee); plus 3.00% on the first $3,333,333 of the fund's monthly gross investment income; and 2.25% of such income in excess of $3,333,333 but not exceeding $8,333,333; and 2.00% of such income in excess of $8,333,333 (income-based fee).

     DISTRIBUTION EXPENSES - Pursuant to a Plan of Distribution, the fund may expend up to 0.30% of its average net assets annually for any activities primarily intended to result in sales of fund shares, provided the categories of expenses for which reimbursement is made are approved by the trust's Board of Trustees. Fund expenses under the Plan include payments to dealers to compensate them for their selling and servicing efforts. During the year ended August 31, 1999, distribution expenses under the Plan were limited to $3,989,000. Had no limitation been in effect, the fund would have paid $4,156,000 in distribution expenses under the Plan. As of August 31, 1999, accrued and unpaid distribution expenses were $647,000.

     American Funds Distributors, Inc. (AFD), the principal underwriter of the fund's shares, received $983,000 (after allowances to dealers) as its portion of the sales charges paid by purchasers of the fund's shares. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying statement of operations.

     TRANSFER AGENT FEE - American Funds Service Company (AFS), the transfer agent for the fund, was paid a fee of $1,001,000.

     DEFERRED TRUSTEES' FEES - Trustees who are unaffiliated with CRMC may elect to defer part or all of the fees earned for services as members of the Board. Amounts deferred are not funded and are general unsecured liabilities of the fund. As of August 31, 1999, aggregate deferred amounts and earnings thereon since the deferred compensation plan's adoption (1993) net of any payments to Trustees, were $75,000.

     CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Certain Trustees and officers of the trust are or may be considered to be affiliated with CRMC, AFS and AFD. No such persons received any remuneration directly from the fund.

4.   INVESTMENT TRANSACTIONS AND OTHER DISCLOSURES

     The fund made purchases and sales of investment securities, excluding short-term securities of $1,147,057,000 and $951,728,000, respectively, during year ended August 31, 1999.

     As of August 31, 1999, net realized loss on investments was $72,469,000 and paid-in capital was $1,433,855,000. The fund reclassified $19,043,000 from undistributed net realized gains to paid-in capital for the year ended August 31, 1999 as a result of permanent differences between book and tax.

  Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. The custodian fee of $26,000 includes $25,000 that was paid by these credits rather than in cash.

Tax Information (unaudited)

Certain states may exempt from income taxation a portion of the dividends paid from net investment income if derived from direct U.S. Treasury obligations. For purposes of computing this exclusion, 53% of the dividends paid by the fund from net investment income was derived from interest on direct U.S. Treasury obligations.

Dividends received by retirement plans such as IRAs, Keogh-type plans, and 403(b) plans need not be reported as taxable income. However, many retirement trusts may need this information for their annual information reporting.

SINCE THE AMOUNTS ABOVE ARE REPORTED FOR THE FISCAL YEAR AND NOT A CALENDAR YEAR, SHAREHOLDERS SHOULD REFER TO THEIR FORM 1099-DIV OR OTHER TAX INFORMATION WHICH WILL BE MAILED IN JANUARY 2000 TO DETERMINE THE CALENDAR YEAR AMOUNTS TO BE INCLUDED ON THEIR RESPECTIVE 1999 TAX RETURNS. SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS.

PER-SHARE DATA AND RATIOS
---------------------------------           -------- -----------------------------

                                                       Year  Ended August     31
                                            -------- -----------------------------
                                               1999    1998   1997    1996   1995
                                            -------- -----------------------------
Net Asset Value, Beginning
 of Year                                      $13.39 $13.03 $12.78 $13.24 $13.18
                                            -------- -----------------------------

Income from Investment
 Operations:
  Net investment income                          .77    .83    .88    .93   1.01
  Net gains or lossess on securities
   (both realized and unrealized)               (.76)   .40    .25   (.49)   .06
                                            -------- -----------------------------
   Total from investment operations              .01   1.23   1.13    .44   1.07
                                            -------- -----------------------------
Less Distributions:
 Dividends (from net investment
  income)                                       (.77)  (.87)  (.88)  (.90) (1.01)
                                            -------- -----------------------------
Net Asset Value, End of Year                  $12.63 $13.39 $13.03 $12.78 $13.24
                                             ======= =============================
Total Return*                                 (.01)%   9.70%  9.08%  3.40%  8.60%

Ratios/Supplemental Data:
 Net assets, end of year (in
  millions)                                   $1,322 $1,210 $1,106 $1,216 $1,337
 Ratio of expenses to average
  net assets                                     .79%   .79%   .80%   .81%   .79%
 Ratio of net income to
  average net assets                             5.80  6.24%  6.74%  7.04%  7.79%
 Portfolio turnover rate                        81.10 81.99% 28.16% 40.01% 46.77%


*Excludes maximum sales charge of 4.75%.


Independent Auditors' Report
To the Board of Trustees and Shareholders of The American Funds Income Series-
U.S. Government Securities Fund:

     We have audited the accompanying statement of assets and liabilities of The American Funds Income Series -- U.S. Government Securities Fund (the "Fund"), including the schedule of portfolio investments as of August 31, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended. These financial statements and the per-share data and ratios are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the per-share data and ratios based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and per-share data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at August 31, 1999, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and per-share data and ratios referred to above present fairly, in all material respects, the financial position of The American Funds Income Series -- U.S. Government Securities Fund at August 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Los Angeles, California
September 30, 1999

[The American Funds Group(r)]
U.S. GOVERNMENT SECURITIES FUND
BOARD OF TRUSTEES

AMBASSADOR RICHARD G. CAPEN, JR.,
Rancho Santa Fe, California
Corporate director and author;
former United States Ambassador to Spain;
former Vice Chairman of the Board,
Knight-Ridder, Inc.; former Chairman of
the Board and Publisher, The Miami Herald

H. FREDERICK CHRISTIE,
Rolling Hills Estates, California
Private investor; former President and Chief
Executive Officer, The Mission Group;
former President, Southern California
Edison Company

DON R. CONLAN, South Pasadena, California
President (retired), The Capital Group Companies, Inc.

DIANE C. CREEL, Long Beach, California
President and Chief Executive Officer,
The Earth Technology Corporation
(international consulting engineering)

MARTIN FENTON, San Diego, California
Managing Director, Senior Resource
Group, LLC (development and management
of senior living communities)

LEONARD R. FULLER, Marina del Rey, California
President, Fuller Consulting
(financial management consulting firm)

ABNER D. GOLDSTINE, Los Angeles, California
Vice Chairman of the Board of the fund
Senior Vice President and Director,
Capital Research and Management Company

PAUL G. HAAGA, JR., Los Angeles, California
Chairman of the Board of the fund
Executive Vice President and Director,
Capital Research and Management Company

RICHARD G. NEWMAN, Los Angeles, California
Chairman of the Board, President and Chief
Executive Officer, AECOM Technology
Corporation (architectural engineering)

FRANK M. SANCHEZ, Los Angeles, California
Chairman of the Board and Chief Executive
Officer, The Sanchez Family Corporation
dba McDonald's Restaurants (McDonald's licensee)

HERBERT HOOVER III, a Trustee since 1986, has retired from the board. The Trustees thank him for his many contributions to the fund.

OTHER OFFICERS

JOHN H. SMET, Los Angeles, California
President of the fund
Vice President, Capital Research
and Management Company

MICHAEL J. DOWNER, Los Angeles, California
Vice President of the fund
Senior Vice President - Fund Business
Management Group, Capital Research
and Management Company

JULIE F. WILLIAMS, Los Angeles, California
Secretary of the fund
Vice President - Fund Business
Management Group, Capital Research
and Management Company

ANTHONY W. HYNES, Jr., Brea, California
Treasurer of the fund
Vice President - Fund Business
Management Group, Capital Research
and Management Company

KIMBERLY S. VERDICK, Los Angeles, California
Assistant Secretary of the fund
Assistant Vice President - Fund Business
Management Group, Capital Research
and Management Company

TODD L. MILLER, Brea, California
Assistant Treasurer of the fund
Assistant Vice President - Fund Business
Management Group, Capital Research
and Management Company

OFFICES OF THE FUND AND OF THE
INVESTMENT ADVISER,
CAPITAL RESEARCH AND
MANAGEMENT COMPANY
333 South Hope Street
Los Angeles, California 90071-1443

135 South State College Boulevard
Brea, California 92821-5823

TRANSFER AGENT FOR SHAREHOLDER ACCOUNTS
American Funds Service Company
(Please write to the address nearest you.)

P.O. Box 2205
Brea, California 92822-2205

P.O. Box 659522
San Antonio, Texas 78265-9522

P.O. Box 6007
Indianapolis, Indiana 46206-6007

P.O. Box 2280
Norfolk, Virginia 23501-2280

CUSTODIAN OF ASSETS
The Chase Manhattan Bank
One Chase Manhattan Plaza
New York, New York 10081-0001

COUNSEL
Paul, Hastings, Janofsky & Walker LLP
555 South Flower Street
Los Angeles, California 90071-2371

INDEPENDENT AUDITORS
Deloitte & Touche LLP
1000 Wilshire Boulevard
Los Angeles, California 90071-2472

PRINCIPAL UNDERWRITER
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, California 90071-1462

This report is for the information of shareholders of U.S. Government Securities Fund, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 1999, this report must be accompanied by an American Funds Group Statistical Update for the most recently completed calendar quarter.

FOR INFORMATION ABOUT YOUR ACCOUNT OR ANY OF THE FUND'S SERVICES, PLEASE CONTACT YOUR FINANCIAL ADVISER. YOU MAY ALSO CALL AMERICAN FUNDS SERVICE COMPANY, TOLL-FREE, AT 800/421-0180 OR VISIT WWW.AMERICANFUNDS.COM ON THE WORLD WIDE WEB.

Printed on recycled paper
Litho in USA DD/CG/4368
Lit. No. GVT-011-1099